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                                                                    EXHIBIT 23.2

                           Consent of Independent Auditors
                           -------------------------------

We consent to the incorporation by reference in the Registration Statement on Form S-8(No. 33-51445) of our report dated June 13, 1997, included in the Annual Report of the Westinghouse Savings Program on Form 11-K for the year ended December 31, 1996.


/s/ KPMG PEAT MARWICK LLP
-------------------------
Pittsburgh, Pennsylvania

June 27, 1997